Clark Khayat Executive Vice President and Chief Strategy Officer Don Kimble Vice Chairman and Chief Financial Officer 2023 RBC Capital Markets Financial Institutions Conference Exhibit 99.1

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, KeyCorp’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “seek,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible,” “potential,” “strategy,” “opportunities,” or “trends,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could,” or “may,” or by variations of such words or by similar expressions. These forward-looking statements are based on assumptions that involve risks and uncertainties, which are subject to change based on various important factors (some of which are beyond KeyCorp’s control). Actual results may differ materially from current projections. Actual outcomes may differ materially from those expressed or implied as a result of the factors described under “Forward-looking Statements” and “Risk Factors” in KeyCorp’s Annual Report on Form 10-K for the year ended December 31, 2022, and in other filings of KeyCorp with the Securities and Exchange Commission (the “SEC”). Such forward-looking statements speak only as of the date they are made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding KeyCorp, please refer to our SEC filings available at www.key.com/ir. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. 2 Forward-looking Statements and Additional Information

Driving Sound, Profitable Growth

Relationship-based business model and targeted scale strategy position Key to deliver sound, profitable growth

Balance Sheet Tailwinds

- Repricing opportunity: More than ~$22Bn of short duration swaps and Treasuries to mature through 2024
- Potential annualized total net interest income benefit of >$1Bn at today's rates

Swap and Treasury Maturity Schedule

$ in billions



Swaps
Treasuries
$7.1
$0.9
$6.2
$15.2
$7.7
$7.5
2023
2024

	2023	2024
WA yield (Treasuries)	*0.23%*	*0.44%*
WA receive-fixed rate (Swaps)	*0.99%*	*0.50%*

Prudent Expense Management

- Expecting relatively stable expenses despite the impact of inflation and continued strategic investments, via cost reductions in:

✓ **Personnel**
  - Non-revenue generating roles
  - Continued investment in client-facing roles, including relationship bankers

✓ **Professional Services**
  - Consulting services
  - Contract renegotiation

✓ **Contractors**
  - Continue to build technology expertise while reducing reliance on third parties

✓ **Occupancy**
  - Achieved non-branch non-operations real estate reduction target of 25%
  - Ongoing opportunity from hybrid models

Strong Credit Quality

- Reserve levels at five years of coverage using our 2023 net charge-off outlook, above CECL Day 1
- Historically low NCO and NPL levels

NCOs and Provision for Credit Losses

$ in millions



.13%
.14%
$33
$83
$44
$45
$43
$109
$41
$265
1Q22
2Q22
3Q22
4Q22
NCOs
Provision
NCOs to avg. loans

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Appendix

2023 Outlook FY 2023 (vs. FY 2022) 5 Average Balance Sheet Loans: up 6% - 9% Deposits: flat to down 2% Net Interest Income (TE) Net interest income: Updated guidance: up 1% - 4% (assumes a cumulative beta in the mid- to high 30s(1)) x Prior guidance: up 6% - 9% Noninterest Income Noninterest income: down 1% - 3% Noninterest Expense Noninterest expense: relatively stable Credit Quality Net charge-offs to average loans: 25 – 30 bps Taxes GAAP tax rate: 19% - 20% Long-term Targets Positive operating leverage Moderate risk profile: Net charge-offs to avg. loans targeted range of 40-60 bps ROTCE: 16% - 19% Cash efficiency ratio: 54% - 56% (1) Cumulative beta indexed to 4Q21 Note: Guidance range: relatively stable: +/- 2%

Net Interest Income Opportunities

Actively managing downside risk while maintaining significant upside potential

ALM Interest Rate Swap Maturities[1]

$ in billions



$1.7
2.62%
$1.7
.37%
$0.6
.27%
$2.3
.41%
$2.4
.34%
$1.3
.65%
$1.9
.57%
$1.9
.53%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
Total Cash Flow Hedges
WA Receive Rate on Maturities

Short-term Treasury Maturities

$ in billions



WA yield on portfolio: 0.43%
$0.5
.28%
$0.4
.17%
$0.7
.29%
$1.5
.45%
$2.6
.44%
$2.9
.48%
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24

Recent ALM Hedge Actions[2]

$ in billions

1Q23 QTD

- Added $3Bn of forward-starting receive fixed swaps - **WA receive rate: 3.4%**
- Executed $3.3Bn of forward-starting floor spreads - WA buy strike: 3.4%, WA sold strike: 2.3%



$2.0
$3.3
$3.3
$3.5
$3.3
$3.5
$2.5
$2.9
$1.2
1Q23
2Q23
3Q23
4Q23
1Q24
2Q24
3Q24
4Q24
2025
2026
Forward-Starting Swaps
Floor Spreads

Future Net Interest Income Drivers

- **Organic Growth**
  - Focus on relationship banking - driving loans and deposits
- **Investment Portfolio**
  - Positioned to provide liquidity and enhance returns while benefiting from higher reinvestment rates
- **Balance Sheet Positioning**
  - Opportunity to accelerate realization of value of short-term Treasuries
  - Executing hedges to manage downside risk
- **Deposit Beta and Funding Costs**
  - Marginal funding costs are increasing with rising market interest rates, and are expected to weigh on net interest income

(1) $5.1Bn of swaps set to mature in 2025; $9.1Bn in 2026
(2) Chart includes forward-starting swaps and floor spreads since 4Q22

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